EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Taylor Golonka, Chief Financial Officer of the Company, hereby certify that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pure Play Music, Ltd. on Form 10-QSB for the quarter ended March 31, 2008 that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)  That information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Pure Play Music, Ltd..

Date: October 8, 2008

By: /s/ Taylor Golonka
Name: TAYLOR GOLONKA
Title: Chief Financial Officer